PIMCO Funds
Supplement dated May 21, 2025 to the Bond Funds Prospectus
dated August 1, 2024, as supplemented from time to time (the “Prospectus”)
Disclosure Related to the PIMCO Long-Term U.S. Government Fund (the “Fund”)
Effective immediately, the second paragraph in the “Principal Investment Strategies” section of the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:
The Fund’s investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may only invest up to 10% of its total assets in securities rated A by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality and may only invest up to 25% of its total assets in securities rated Aa by Moody’s, or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. For the avoidance of doubt, investments in securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises are not subject to these limits.
Investors Should Retain This Supplement for Future Reference
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